CONSENTS OF INDEPENDENT ACCOUNTANTS




We hereby consent to the incorporation by reference in the Prospectus and Statement of Additional Information constituting parts of this Post-Effective Amendment No. 34 to the registration statement on Form N-1A (the "Registration Statement") of our reports dated May 23, 1996, relating to the financial statements and financial highlights of The JPM Pierpont New York Total Return Bond Fund and the financial statements and supplementary data of The New York Total Return Bond Portfolio appearing in the March 31, 1996 Annual Report, which is also incorporated by reference into the Registration Statement.

We hereby consent to the incorporation by reference in the Prospectuses and Statement of Additional Information constituting parts of the Registration Statement of our reports dated July 25, 1996, relating to the financial statements and financial highlights of The JPM Pierpont Equity Fund and The JPM Pierpont Capital Appreciation Fund and the financial statements and supplementary data of The Selected U.S. Equity Portfolio and The U.S. Small Company Portfolio appearing in the May 31, 1996 Annual Reports, which are also incorporated by reference into the Registration Statement.

We hereby consent to the incorporation by reference in the Prospectus and Statement of Additional Information constituting parts of the Registration Statement of our reports dated August 26, 1996, relating to the financial statements and financial highlights of The JPM Pierpont Diversified Fund and the financial statements and supplementary data of The Diversified Portfolio appearing in the June 30, 1996 Annual Report, which is also incorporated by reference into the Registration Statement.

We hereby consent to the incorporation by reference in the Prospectuses and Statement of Additional Information constituting parts of the Registration Statement of our reports dated October 16, 1996, relating to the financial statements and financial highlights of The JPM Pierpont Tax Exempt Money Market Fund and The JPM Pierpont Tax Exempt Bond Fund and the financial statements and supplementary data of The Tax Exempt Money Market Portfolio and The Tax Exempt Bond Portfolio appearing in the August 31, 1996 Annual Reports, which are also incorporated by reference into the Registration Statement.

We hereby consent to the incorporation by reference in the Prospectuses and Statement of Additional Information constituting parts of the Registration Statement of our reports dated December 18, 1996, relating to the financial statements and financial highlights of The JPM Pierpont Treasury Money Market Fund, The JPM Pierpont Bond Fund and The JPM Pierpont Short Term Bond Fund and the financial statements and supplementary data of The Treasury Money Market Portfolio, The U.S. Fixed Income Portfolio and The Short Term Bond Portfolio, appearing in the October 31, 1996 Annual Reports, which are also incorporated by reference into the Registration Statement.


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Consents of Independent Accountants
Page 2


We hereby consent to the incorporation by reference in the Prospectuses and Statement of Additional Information constituting parts of the Registration Statement of our reports dated December 26, 1996, relating to the financial statements and financial highlights of The JPM Pierpont Emerging Markets Equity Fund and The JPM Pierpont International Equity Fund and the financial statements and supplementary data of The Emerging Markets Equity Portfolio and The Non-U.S. Equity Portfolio appearing in the October 31, 1996 Annual Reports, which are also incorporated by reference into the Registration Statement.

We hereby consent to the incorporation by reference in the Prospectus and Statement of Additional Information constituting parts of the Registration Statement of our reports dated January 16, 1997, relating to the financial statements and financial highlights of The JPM Pierpont Money Market Fund and the financial statements and supplementary data of The Money Market Portfolio appearing in the November 30, 1996 Annual Report, which is also incorporated by reference into the Registration Statement.

We hereby consent to the incorporation by reference in the Prospectuses and Statement of Additional Information constituting parts of the Registration Statement of our reports dated February 21, 1997, relating to the financial statements and and financial highlights of The JPM Pierpont Asia Growth Fund, The JPM Pierpont Japan Equity Fund and The JPM Pierpont European Equity Fund, and the financial statements and supplementary data of The Asia Growth Portfolio, The Japan Equity Portfolio and The European Equity Portfolio appearing in the December 31, 1996 Annual Report, which are also incorporated by reference into the Registration Statement.

We also consent to the reference to us under the heading "Independent Accountants" in the Statement of Additional Information.




/s/ Price Waterhouse LLP
PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York  10036
April 28, 1997